FRANKLIN RESOURCES, INC.   Franklin Resources, Inc.      Preliminary Fourth Quarter Results – October 27, 2011   Exhibit 99.2

FRANKLIN RESOURCES, INC.   2   The financial results in this presentation are preliminary. Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not   historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or   phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,”   “preliminary” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other   important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied   by such forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other   future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to   predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of   future performance.      These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission,   including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on   Form 10-K for the fiscal year ended September 30, 2010, and Franklin’s subsequent Quarterly Reports on Form 10-Q: (1) volatility and disruption of the capital and credit   markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix   of our assets under management (“AUM”) are subject to significant fluctuations; (3) we are subject to extensive and complex, overlapping and frequently changing rules,   regulations and legal interpretations; (4) regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future   actions and reforms could adversely impact our AUM, increase costs and negatively impact our profitability and future financial results; (5) changes in tax laws or exposure to   additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (6) any significant limitation or failure of our software   applications, technology or other systems that are critical to our operations could constrain our operations; (7) our investment management business operations are complex   and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income; (8) we   face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (9) we depend on key   personnel and our financial performance could be negatively affected by the loss of their services; (10) strong competition from numerous and sometimes larger companies   with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income; (11)   changes in the third-party distribution and sales channels on which we depend could reduce our revenues and hinder our growth; (12) our increasing focus on international   markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income   generated overseas; (13) poor investment performance of our products could affect our sales or reduce the level of AUM, potentially negatively impacting our revenues and   income; (14) we could suffer losses in earnings or revenue if our reputation is harmed; (15) our future results are dependent upon maintaining an appropriate level of   expenses, which is subject to fluctuation; (16) our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations;   (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital,   regulatory actions, reputational harm, or legal liability; (18) certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-   specific political, economic or other risks, any of which may negatively impact our revenues and income; (19) our revenues, earnings, and income could be adversely   affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds and other sponsored investment products we   advise; (20) regulatory and governmental examinations and/or investigations, litigation, and the legal risks associated with our business, could adversely impact our AUM,   increase costs and negatively impact our profitability and/or our future financial results; (21) our ability to meet cash needs depends upon certain factors, including the market   value of our assets, operating cash flows and our perceived creditworthiness; (22) diverse and strong competition limits the interest rates that we can charge on consumer   loans; (23) our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized, and liquidity needs could affect our banking business;   and (24) we are dependent on the earnings of our subsidiaries.      Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ   may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a   result of new information, future developments or otherwise, except as may be required by law.      The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory   clients or fund shareholders.   Forward-Looking Statements

FRANKLIN RESOURCES, INC.   3   Audio Commentary and Conference Call Details   Pre-recorded audio commentary on the results from Franklin Resources, Inc.’s President and Chief Executive Officer   Greg Johnson and Executive Vice President and Chief Financial Officer Ken Lewis will be available today at   approximately 8:30 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to   answer questions. Analysts and investors are encouraged to contact Investor Relations before the live call for any   clarifications or questions on the contents of the earnings release or this presentation.   Access to the pre-recorded audio commentary and accompanying slides are available at franklinresources.com. The pre-   recorded audio commentary can also be accessed by dialing (888) 843-7419 in the U.S. and Canada or (630) 652-3042   internationally using access code 30907902, any time through November 10, 2011.   Access to the live teleconference will be available at franklinresources.com or by dialing (888) 895-5271 in the U.S. and   Canada or (847) 619-6547 internationally. A replay of the call can also be accessed by calling (888) 843-7419 in the U.S.   and Canada or (630) 652-3042 internationally using access code 30907896, after 7:00pm Eastern Time today through   November 10, 2011.   Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources,   Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

FRANKLIN RESOURCES, INC.   4   Highlights of the Quarter and Fiscal Year   • Our long-term investment track records are very strong across a wide range of products, despite   some disappointing short-term performance in certain areas.   • 4Q net new flows of $3.1 billion capped another solid year of pre-market organic AUM growth.   • 4Q Operating Income of $688 million set an all time record.   • Revenue, Operating & Net Income also set full-year records with EPS rising 36%.

FRANKLIN RESOURCES, INC.   Investment Performance

FRANKLIN RESOURCES, INC.   6   Franklin Templeton   Investment Performance – Lipper Rankings of U.S.-Registered Long-Term Mutual Funds1   1 Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. Performance rankings for other share classes   may differ. Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 155 peer groups of U.S. retail mutual funds, and the groups   vary in size from 9 to 1,146 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these   or other factors had been considered. Performance quoted above represents past performance, which cannot predict or guarantee future results.   Franklin   Equity   Taxable   Fixed   Income   Mutual   Series   Equity   Templeton   Equity   Tax-Free   Fixed   Income    Sep. 30, 2011  Jun. 30, 2011   Percentage of Assets in the Top Two Quartiles   By Category as of September 30, 2011    10-Year  5-Year  3-Year  1-Year   58%   83% 84%   90%   83%   62%   86%   76%   1-Year 3-Year 5-Year 10-Year   85%   98%   93%   72%   92%   90%   85%   42%   92%   79%   100%   76%   62%   89%   72%   16%   22%   74%   84%   93%

FRANKLIN RESOURCES, INC.   Assets Under Management and Flows

FRANKLIN RESOURCES, INC.   8   Assets Under Management   (in billions, for the three months ended)   End of Period Simple Monthly Average   $659.9   $703.5   $670.7   $644.9   $734.2   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11   $714.4$726.7   $604.7   $655.6   $687.2   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11

FRANKLIN RESOURCES, INC.   9   Assets Under Management   By Investment Objective By Sales Region   (chart is as of September 30, 2011)   Hybrid   15%   Equity   39%   Cash   Management   1%   Fixed-   Income   45%   1 Europe sales region includes Middle East and Africa. 2 Asia-Pacific sales region includes Latin America and Australia.   Asia-Pacific2   12%   Canada   5%   United   States   67%   Europe1   16%   (in billions) 30-Sep-11 30-Jun-11 % Change   Equity 254.2$ 309.8$ (18%)   Hybrid 101.3 115.1 (12%)   Fixed-Income 297.7 303.1 (2%)   Cash Management 6.7 6.2 8%   Total 659.9$ 734.2$ (10%)   (in billions) 30-Sep-11 30-Jun-11 % Change   United States 444.7$ 495.6$ (10%)   Europe   1 104.2 121.4 (14%)   Asia-Pacific   2 81.7 82.1 (0%)   Canada 29.3 35.1 (17%)   Total 659.9$ 734.2$ (10%)   (chart is as of September 30, 2011)

FRANKLIN RESOURCES, INC.   10   Market Appreciation and Flows Summary   Appreciation (Depreciation) and Other Long-Term Flows1   $52.9   ($49.7)   $55.6$54.9   $48.9   $57.4   ($46.4)   ($52.8)   ($35.9)   ($31.7) (40.8)   $15.4   $3.4   $21.4$19.1   $9.0   $2.5   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11   (in billions, for the three months ended)   1 Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges. The quarter ended December 31, 2010 includes long-term redemptions in white and net new flows in orange,   adjusted for the $12 billion advisory account redemption.    Long-Term Net New Flows    Long-Term Sales  Long-Term Redemptions    Adjusted Long-Term Net New Flows   ($87.6)   $23.4$24.1   $55.7   $9.6   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11   Long-term sales 48.9$ 54.9$ 55.6$ 57.4$ 52.9$    Long-term redemptions (31.7) (52.8) (46.4) (35.9) (49.7)    Net cash management 2.2 1.1 (0.8) 0.2 (0.1)    Total net new flows 19.4$ 3.2$ 8.4$ 21.7$ 3.1$

FRANKLIN RESOURCES, INC.   11   United States and International Flows   United States1 International   (in billions, for the three months ended)    Long-Term Sales  Long-Term Redemptions  Long-Term Sales  Long-Term Redemptions   1 The quarter ended December 31, 2010 includes long-term redemptions in white, adjusted for the $12 billion advisory account redemption.   $25.5   ($26.4)   $27.7   $23.1   $27.0 $28.5   ($16.3)   ($19.4)   ($31.7)   ($22.4)   (19.7)   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11   $27.4   ($23.3)   $27.1$27.9$25.8   $29.7   ($24.0)   ($21.1)   ($16.5)($15.4)   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11

FRANKLIN RESOURCES, INC.   12   Net New Flows by Investment Objective   (in billions, for the three months ended)   NM = not meaningful   30-Sep-11 30-Jun-11   Sep-11 vs.   Jun-11   30-Sep-10   Sep-11 vs.   Sep-10   Equity sales 15.2$ 16.7$ (9%) 19.6$ (22%)   Equity redemptions (21.3) (16.7) 28% (14.7) 45%   Equity net exchanges (0.8) (0.3) 167% (0.4) 100%   Equity Net New Flows (6.9) (0.3) NM 4.5 NM   Hybrid sales 4.8 5.6 (14%) 4.0 20%   Hybrid redemptions (5.1) (4.1) 24% (3.4) 50%   Hybrid net exchanges (0.5) 0.1 NM (0.1) 400%   Hybrid Net New Flows (0.8) 1.6 NM 0.5 NM   Fixed-income sales 32.9 35.1 (6%) 25.3 30%   Fix d-income redemptions (23.3) (15.1) 54% (13.6) 71%   Fixed-income net exchanges 0.6 0.1 500% 2.4 (75%)   Fixed-Income Net New Flows 10.2 20.1 (49%) 14.1 (28%)   Cash Management Net New Flows 0.6 0.3 100% 0.3 100%   Total Net New Flows 3.1$ 21.7$ (86%) 19.4$ (84%)

FRANKLIN RESOURCES, INC.   Operating Results

FRANKLIN RESOURCES, INC.   14   Quarterly Financial Highlights   (in millions, except per share data, for the three months ended)   Unaudited   Operating and Net Income1 Diluted Earnings Per Share2   $688   $416   $683   $509   $659   $629   $373   $503$501 $503   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11   $1.88   $2.25$2.23   $1.65   $2.26   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11   1 Net Income attributable to Franklin Resources, Inc. 2 The computation of earnings per share pursuant to the two-class method excludes from net income attributable to Franklin Resources, Inc. the earnings allocated to   participating securities, which consist of nonvested stock and stock unit awards that contain nonforfeitable rights to dividends or dividend equivalents.       Operating Income  Net Income1

FRANKLIN RESOURCES, INC.   15   Operating Revenues   Unaudited   30-Sep-11 30-Jun-11   Sep-11 vs.   Jun-11   31-Mar-11 31-Dec-10 30-Sep-10   Sep-11 vs.   Sep-10   Investment management fees 1,169.3$ 1,142.8$ 2% 1,076.7$ 1,040.9$ 919.4$ 27%   Sales and distribution fees 579.9 620.3 (7%) 587.2 577.8 529.5 10%   Shareholder servicing fees 75.5 77.5 (3%) 75.7 72.1 70.0 8%   Other, net 12.4 12.4 0% 10.0 9.5 9.5 31%   Total Operating Revenues 1,837.1$ 1,853.0$ (1%) 1,749.6$ 1,700.3$ 1,528.4$ 20%   (in millions, for the three months ended)      Selected Items of Note in the Current Quarter   • Investment management fees include performance fees and carried interest of $48.4 million

FRANKLIN RESOURCES, INC.   16   Operating Expenses   Unaudited   (in millions, for the three months ended)   30-Sep-11 30-Jun-11   Sep-11 vs.   Jun-11   31-Mar-11 31-Dec-10 30-Sep-10   Sep-11 vs.   Sep-10   Sal s, distribution and marketing 669.4$ 719.3$ (7%) 677.0$ 647.1$ 599.0$ 12%   Compensation and benefits 309.4 313.6 (1%) 315.8 292.4 275.3 12%   Information systems and technology 50.0 41.3 21% 41.4 40.4 47.6 5%   Occupancy 35.3 32.1 10% 32.7 30.9 33.7 5%   General, administrative and other 84.6 64.0 32% 53.2 30.3 63.8 33%   Total Operating Expenses 1,148.7$ 1,170.3$ (2%) 1,120.1$ 1,041.1$ 1,019.4$ 13%   Selected Items of Note in the Current Quarter   •$12.7 million of performance bonus expense was due to Darby Emerging Markets Fund carried interest for   the current quarter.

FRANKLIN RESOURCES, INC.   17   Associated Balance Sheet Components1   Cash and cash   equivalents,   investment   securities,   available-for-sale   and investment   securities, trading   excluding those   held by   consolidated SIP   Investments in   equity method   investees      Investment   securities,   available-for-sale   Investment   securities, trading   held by   consolidated SIP   Investment   securities,   trading, excluding   those held by   consolidated SIP   Commercial   paper, long-term   debt and deferred   taxes      Investments of   consolidated   variable interest   entities   Miscellaneous   non-operating   income, including   foreign exchange   revaluations of   cash and cash   equivalents held   by subsidiaries   with a non-USD   functional   currency      Related   noncontrolling   interests   attributable to   third-party   investors   Other Income   Unaudited   (in millions, for the three months ended September 30, 2011)   1 Excludes Banking/Finance. 2Related to consolidated sponsored investment products and variable interest entities, a small portion of which is reflected in Operating Income.   13.0   (50.5)   (11.1)   (39.9)   (127.6)   (59.2)   (68.4)   27.3   (60.3)   1.9   (8.0)   Dividend, interest   and capital gain   income   Equity method   investments   Available-for-sale   investments   Consolidated   sponsored   investment   products (SIP)   Trading   investments,   excluding   consolidated SIP   Interest expense Consolidated   variable interest   entities   Other Total other   income   Noncontro lling   interests   Other income, net   of noncontro lling   interests   2

FRANKLIN RESOURCES, INC.   18   Operating Results      Selected Item of Note in the Current Quarter   • The full-year effective tax rate is 30.6%   Unaudited   (in millions, except per share data, for the three months ended)   30-Sep-11 30-Jun-11   Sep-11 vs.   Jun-11   31-Mar-11 31-Dec-10 30-Sep-10   Sep-11 vs.   Sep-10   Income Before Taxes 560.8 687.1 (18%) 678.6 697.6 552.4 2%   Taxes on income 203.9 208.9 (2%) 183.0 207.5 176.5 16%   Net Income 356.9 478.2 (25%) 495.6 490.1 375.9 (5%)   Less: Net income (loss) attributable to:   Nonredeemable noncontrolling interests (57.6) (24.5) 135% (7.6) (11.9) 0.1 NM   Redeemable noncontrolling interests (1.5) (0.6) 150% 0.1 0.8 2.9 NM   Net Income Attributable to Franklin   Resources, Inc.   416.0$ 503.3$ (17%) 503.1$ 501.2$ 372.9$ 12%   Less: Allocation of earnings to participating   nonvested stock and stock unit awards   1.7 2.9 (41%) 2.8 2.1 1.4 21%   Net Income Available to Common   Stockholders   414.3$ 500.4$ (17%) 500.3$ 499.1$ 371.5$ 12%   Average shares outstanding (in thousands)   Basic 218,989 220,313 (1%) 221,696 223,169 223,864 (2%)   Diluted 219,840 221,284 (1%) 222,696 224,253 224,958 (2%)   Earnings Per Share   Basic 1.89$ 2.27$ (17%) 2.26$ 2.24$ 1.66$ 14%   Diluted 1.88$ 2.26$ (17%) 2.25$ 2.23$ 1.65$ 14%

FRANKLIN RESOURCES, INC.   19   1.1 1.1   1.0   1.2 1.1 1.0$1.0   $2.2 $2.2 $2.1 $2.2   0.9   $6.8   $8.7   $9.4   $8.4$8.0   1.2   S D M J S30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11    Cash and Cash Equivalents and Investments   Operating Margin and Capital Management   (in millions, except as noted, as of and for the period ended)   Quarterly Operating Margin Quarterly Stock Repurchase Activity   37.5%36.8%   33.3%   38.8%   36.0%   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11   Cash and Cash Equivalents and Investments vs. Debt Quarterly Payout Ratio   (in billions)   13%   46%   40% 43% 40%   81%   11%13% 11% 11%   94%   54%   59%   51%51%   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11   1.7   3.1   1.7 1.8 1.6   220.4221.8   223.3224.0   217.7   30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11   Unaudited   1 Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. 2Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin   Resources, Inc.    Shares Repurchased  Shares Outstanding    Dividend Payout1  Repurchase Payout2    Consolidated Variable Interest Entities    Debt